Exhibit 10.2*

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of March 24, 2026, by and among Bitmine Immersion Technologies, Inc., a Delaware corporation (the “Company”), and those persons that (i) as of the date of this Agreement become or have become entitled to receive Registrable Securities (as defined in Section 1 below) pursuant to, and in accordance with, that certain Share Purchase Agreement, dated as of the date hereof (the “SPA”), by and among the Company, Standard Validator LLC, a Delaware limited liability company and a wholly owned subsidiary of the Company, Pier Two Holdings Pty Ltd, an Australian proprietary company limited by shares, and the Sellers party thereto, and (ii) become parties to this Agreement by executing and delivering a counterpart signature page to this Agreement on the date of this Agreement or on any date thereafter (collectively, the “Holders”). Unless otherwise defined herein, capitalized terms used in this Agreement have the respective meanings ascribed to them in Section 1.

RECITALS

WHEREAS, pursuant to, and in accordance with, the SPA, the Company has agreed to issue to the Sellers a portion of the consideration for the acquisition of Pier Two Holdings Pty Ltd in shares of the Company’s common stock (the “Stock Consideration”) and may issue additional shares of the Company’s common stock as part of any Earnout Consideration and/or Deferred Stock Consideration (each as defined in the SPA);

WHEREAS, the shares of the Company’s common stock issued as Stock Consideration pursuant to the SPA and any shares of the Company’s common stock that may be issued in respect of Earnout Consideration or Deferred Stock Consideration pursuant to the SPA are Registrable Securities; and

WHEREAS, the Company and the Holders wish to enter into this Agreement in order to provide for the grant by the Company to the Holders of certain registration rights subject to, and in accordance with, the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.

Definitions

1.1. Certain Definitions. In addition to the terms defined elsewhere in this Agreement, as used in this Agreement, the following terms have the respective meanings set forth below:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

* Certain identified information has been excluded from this exhibit because it is both (i) not material and (ii) the type of information that the registrant treats as private or confidential. Such omitted information is indicated by brackets marked “[***]”.

(c) “Common Stock” shall mean the common stock of the Company, par value $0.0001 per share.

(d) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(e) “Governmental Entity” shall mean any federal, state, local or foreign government, or any department, agency, or instrumentality of any government; any public international organization; any transnational governmental organization; any court of competent jurisdiction, arbitral, administrative agency, commission, or other governmental regulatory authority or quasi-governmental authority; any political party; and any national securities exchange or national quotation system.

(f) “Other Securities” shall mean securities of the Company, other than Registrable Securities.

(g) “Person” shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

(h) “Registrable Securities” shall mean (i) shares of Common Stock issued to the Holders as Stock Consideration pursuant to, and in accordance with, the SPA, (ii) shares of Common Stock issued or issuable in respect of any Earnout Consideration and/or Deferred Stock Consideration pursuant to, and in accordance with, the SPA, and (iii) any and all shares of Common Stock issued or issuable as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any shares of Common Stock referred to in the foregoing clauses (i) and (ii), including, without limitation, by way of stock splits, stock dividends, stock combinations, recapitalizations or like occurrences. Registrable Securities shall cease to be Registrable Securities upon the earliest to occur of the following events: (1) such Registrable Securities have been sold pursuant to an effective Registration Statement; (2) such Registrable Securities have been sold by the Holders pursuant to Rule 144 (or other similar rule); (3) such Registrable Securities may be resold by the Holder holding such Registrable Securities without limitations as to volume or manner of sale pursuant to Rule 144 and without the requirement that the Company be in compliance with the current public information requirement under Rule 144(c)(1); (4) with respect to Registrable Securities that constitute Stock Consideration (and any securities described in clause (iii) of this definition issued in respect thereof), three (3) years after the date of this Agreement; or (5) with respect to Registrable Securities that constitute Earnout Consideration or Deferred Stock Consideration (and any securities described in clause (iii) of this definition issued in respect thereof), three (3) years after the date of issuance of such shares to the applicable Holder pursuant to the SPA.

(i) The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and such Registration Statement becoming effective under the Securities Act.

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(j) “Registration Expenses” shall mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees (including, without limitation, fees and expenses of the Company’s independent registered public accountants and transfer agent), printing expenses, and fees and disbursements of counsel for the Company, but shall not include Selling Expenses (except as otherwise provided herein). In addition, the Company shall be responsible for all of its internal expenses incurred in effecting any registration pursuant to this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities.

(k) “Registration Statement” means any registration statement of the Company filed with, or to be filed with, the Commission under the Securities Act, including the related prospectus, amendments and supplements to such registration statement, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement as may be necessary to comply with applicable securities laws, other than a registration statement (and related prospectus) filed on Form S-4 or Form S-8 or any successor forms thereto.

(l) “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission having substantially the same effect as such rule.

(m) “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

(n) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities, the fees and expenses of any legal counsel and any other advisors any of the Holders engage and all similar fees and commissions relating to the Holders’ disposition of the Registrable Securities.

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Section 2.

Resale Registration Rights

2.1. Resale Registration Rights.

(a) No later than thirty (30) days following the Closing under the SPA, the Company shall prepare and file with the Commission a Registration Statement on Form S-3 (to the extent the Company is then eligible to use Form S-3 for the resale of the Registrable Securities; otherwise on another appropriate form in accordance with the Securities Act) covering the resale of the Registrable Securities by the Holders that constitute Stock Consideration (the “Initial Resale Registration Shelf”). The Initial Resale Registration Shelf shall include a “final” prospectus, including the information required by Item 507 of Regulation S-K of the Securities Act, as provided by the Holders in accordance with Section 2.6. The Company may require each applicable Holder to promptly furnish in writing to the Company such information regarding such Holder, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration, and the Company’s obligation under this Section 2.1(a) with respect to such applicable Holder’s Registrable Securities is conditioned upon such applicable Holder furnishing in writing to the Company such information. If the staff of the Commission (the “Staff”) or the Commission seeks to characterize any offering pursuant to the Initial Resale Registration Shelf as constituting an offering of securities that does not permit such Initial Resale Registration Shelf to become effective and be used for resales by the Holders under Rule 415, or if after the filing of the Initial Resale Registration Shelf with the Commission pursuant to this Section 2.1(a), the Company is otherwise required by the Staff or the Commission to reduce the number of Registrable Securities included in the Initial Resale Registration Shelf, then the Company shall reduce the number of Registrable Securities to be included in the Initial Resale Registration Shelf until the Staff and the Commission shall so permit the Initial Resale Registration Shelf to become effective and be used as aforesaid. In the event of any reduction in Registrable Securities pursuant to the immediately preceding sentence, the Company shall file, as soon as permitted by the Staff or the Commission, one or more additional Registration Statements on Form S-3 (to the extent the Company is then eligible to use Form S-3; otherwise on another appropriate form) covering the resale of Registrable Securities by the Holders that have not previously been registered under the Securities Act for resale by the Holders pursuant to Rule 415 until such time as all Registrable Securities have been included in such additional Registration Statement (or in one of such additional Registration Statements) that has or have been declared effective and the prospectus contained therein is available for use by the Holders. The provisions of this Agreement that are applicable to the Initial Resale Registration Shelf shall also be applicable to such additional Registration Statement or each of such additional Registration Statements to the same extent as if such additional Registration Statement were the Initial Resale Registration Shelf. Notwithstanding any provision in this Agreement to the contrary, the Company’s obligations to register Registrable Securities (and any related conditions to the Holder’s obligations) pursuant to this Agreement shall be qualified as necessary to comport with any requirement of the Commission or the Staff as addressed above in this Section 2.1(a).

(b) Within thirty (30) days following the issuance of any shares of Common Stock in respect of Earnout Consideration pursuant to the SPA, the Company shall prepare and file with the Commission a separate Registration Statement on Form S-3 (to the extent the Company is then eligible to use Form S-3 for the resale of the Registrable Securities; otherwise on another appropriate form in accordance with the Securities Act) covering the resale of such Earnout Consideration shares by the Holders (the “Earnout Registration Statement”). The provisions of this Agreement that are applicable to the Initial Resale Registration Shelf shall also be applicable to the Earnout Registration Statement to the same extent as if such Earnout Registration Statement were the Initial Resale Registration Shelf.

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(c) Within thirty (30) days following the issuance of any shares of Common Stock in respect of Deferred Stock Consideration pursuant to the SPA, the Company shall prepare and file with the Commission a separate Registration Statement on Form S-3 (to the extent the Company is then eligible to use Form S-3 for the resale of the Registrable Securities; otherwise on another appropriate form in accordance with the Securities Act) covering the resale of such Deferred Stock Consideration shares by the Holders (the “Deferred Stock Registration Statement”). The provisions of this Agreement that are applicable to the Initial Resale Registration Shelf shall also be applicable to the Deferred Stock Registration Statement to the same extent as if such Deferred Stock Registration Statement were the Initial Resale Registration Shelf.

(d) Notwithstanding the foregoing, the Company shall not be obligated to file more than five (5) Registration Statements in the aggregate pursuant to this Section 2.1 (including the Initial Resale Registration Shelf, the Earnout Registration Statement, the Deferred Stock Registration Statement, and any additional Registration Statements required pursuant to Section 2.1(a) to cover Registrable Securities that were required to be reduced from a prior Registration Statement), provided that if multiple issuances of Earnout Consideration or Deferred Stock Consideration occur at different times, the Company may include shares from multiple such issuances in a single Registration Statement to the extent permitted by applicable law and SEC guidance.

(e) The Company shall use commercially reasonable efforts to cause each Registration Statement filed pursuant to Section 2.1 and related prospectuses to become effective as promptly as practicable after filing. The Company shall use commercially reasonable efforts to cause each such Registration Statement to remain effective under the Securities Act until the earlier of the date (i) all Registrable Securities covered by such Registration Statement have been sold or may be sold freely without limitations or restrictions as to volume or manner of sale pursuant to Rule 144 and without the requirement that the Company be in compliance with the current public information requirement under Rule 144(c)(1) or (ii) all Registrable Securities covered by such Registration Statement otherwise cease to be Registrable Securities pursuant to the definition of “Registrable Securities”. The Company shall promptly, and within two (2) business days after the Company confirms effectiveness of any such Registration Statement with the Commission, notify the Holders of the effectiveness of such Registration Statement.

(f) Deferral and Suspension. At any time after being obligated to file any Registration Statement pursuant to Section 2.1, or after any such Registration Statement has become effective, the Company may defer the filing of or suspend the use of such Registration Statement, upon giving written notice of such action to the Holders with a certificate signed by the Principal Executive Officer of the Company stating that in the good faith judgment of the Board after consultation with outside legal counsel for the Company, the filing or use of such Registration Statement would be seriously detrimental to the Company or its stockholders at such time and that the Board concludes, as a result, that it is in the best interests of the Company and its stockholders to defer the filing or suspend the use of such Registration Statement at such time. The Company shall have the right to defer the filing of or suspend the use of any Registration Statement for one or more periods not to exceed an aggregate of sixty (60) days in any twelve (12) month period from the date the Company notifies the Holders of such deferral or suspension; provided that the Company shall not exercise the right contained in this Section 2.1(c) more than two (2) times in any twelve (12) month period. In the case of the suspension of use of any effective Registration Statement, the Holders, immediately upon receipt of notice thereof from the Company, shall discontinue any offers or sales of Registrable Securities pursuant to such Registration Statement until advised in writing by the Company immediately following the conclusion of such event that the use of such Registration Statement may be resumed. In the case of either a suspension of use of, or deferred filing of, any Registration Statement, the Company shall, during the pendency of such suspension or deferral, use its reasonable best efforts to resolve such items or events the Board has identified that would be seriously detrimental to the Company or its stockholders.

(g) Other Securities. Any Registration Statement filed pursuant to Section 2.1 may include Other Securities; provided such Other Securities are excluded first from such Registration Statement in order to comply with any applicable laws or request from any Governmental Entity, the Nasdaq Capital Market or any other applicable national securities exchange or any applicable listing agency.

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2.2. Fees and Expenses. All Registration Expenses incurred in connection with registrations pursuant to this Agreement shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders. Notwithstanding anything herein to the contrary, the Company shall pay up to $25,000 of the legal fees and expenses of one legal counsel to the Sellers as selling stockholders for each Registration Statement filed pursuant to this Agreement.

2.3. Registration Procedures. In the case of each registration of Registrable Securities effected by the Company pursuant to Section 2.1 hereof, the Company shall keep the Holders advised as to the initiation of each such registration and as to the status thereof, and the Company shall use reasonable best efforts, within the limits set forth in this Section 2.3, to:

(a) prepare and file with the Commission such amendments and supplements to the applicable Registration Statement, the prospectuses used in connection with such Registration Statement, and any other document incorporated therein by reference or, if necessary, renew or refile a Registration Statement, as may be necessary to keep such Registration Statement effective and current and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

(b) furnish to the Holders such numbers of copies of a prospectus, including preliminary prospectuses, in conformity with the requirements of the Securities Act, and such other documents as the Holders may reasonably request in order to facilitate the disposition of Registrable Securities;

(c) register and qualify (or file an exemption from such registration or qualification) the Registrable Securities covered by the applicable Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States as shall be reasonably requested by the Holders and to keep each such registration or qualification (or exemption therefrom) effective until such time as the Registrable Securities cease to be Registrable Securities and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by any Registration Statement; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

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(d) promptly notify the Holders at any time when (i) a prospectus or any prospectus supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission for any amendments or supplements to the Registration Statement or the prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (v) a prospectus relating to the applicable Registration Statement covering any Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Company shall use reasonable best efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(e) provide a transfer agent and registrar for all Registrable Securities registered pursuant to the applicable Registration Statement and, if required, a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(f) cause all such Registrable Securities included in the applicable Registration Statement pursuant to this Agreement to be listed on each securities exchange or other securities trading markets on which Common Stock is then listed;

(g) cause the legend on any Registrable Securities covered by this Agreement to be removed at the Company’s sole expense if (i) such Registrable Securities are covered by an effective Registration Statement and are to be sold thereunder, (ii) such Registrable Securities may be sold pursuant to Rule 144 under the Securities Act without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) under the Securities Act, or (iii) such Registrable Securities are being sold, assigned or otherwise transferred pursuant to Rule 144 under the Securities Act; provided, that the Holder of such Registrable Securities has provided all necessary documentation and evidence as may reasonably be required by the Company to confirm that the legend may be removed under applicable securities law. The Company shall cooperate with the applicable Holder of Registrable Securities covered by this Agreement to effect removal of the legend on such shares pursuant to this Section 2.3(g) as soon as reasonably practicable after the delivery of notice from such Holder that the conditions to removal are satisfied, as applicable (together with any documentation required to be delivered by such Holder pursuant to the immediately preceding sentence), which may include, among other things, causing to be delivered an opinion of the Company’s counsel to the Company’s transfer agent in a form and substance reasonably satisfactory to the transfer agent. The Company shall bear all transfer agent fees and fees of the Company’s counsel associated with the removal of a legend pursuant to this Section 2.3(g); and

(h) respond as promptly as reasonably possible to any comments received from the Commission with respect to any Registration Statement or any amendment thereto and to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or to prevent any such suspension.

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2.4. Obligations of the Holders.

(a) Discontinuance of Distribution. The Holders agree that, upon receipt of written notice from the Company of the occurrence of any event of the kind described in Section 2.3(d)(v) hereof, the Holders shall immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Holders’ receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.3(d)(v) hereof or receipt of notice that no supplement or amendment is required and that the Holders’ disposition of the Registrable Securities may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this Section 2.4(a).

(b) Compliance with Prospectus Delivery Requirements. The Holders covenant and agree that they shall comply with the prospectus delivery requirements of the Securities Act as applicable to them or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement filed by the Company pursuant to this Agreement

2.5. Lock-Up. Each Holder acknowledges and agrees that the Registrable Securities are subject to the contractual lock-up set forth in Section 1(i)(iii) of the SPA, pursuant to which such Holder may not transfer, sell, assign, pledge, or otherwise dispose of shares of Stock Consideration for a period of up to six (6) months following the Closing Date, with one-sixth (1/6th) of such shares being released from such restrictions on each monthly anniversary of the Closing Date. Notwithstanding the grant of registration rights hereunder, each Holder’s sales of Registrable Securities shall comply with such lock-up restrictions, and the Company may place legends and issue stop-transfer instructions to its transfer agent to enforce such lock-up.

2.6. Indemnification.

(a) To the fullest extent permitted by law, the Company shall indemnify the Holders, and, as applicable, their officers, directors, members, shareholders and constituent partners, legal counsel for each Holder and each Person controlling the Holders, with respect to which registration, related qualification, or related compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each Person who controls any underwriter within the meaning of the Securities Act, against all claims, losses, damages, or liabilities (or actions in respect thereof) to the extent such claims, losses, damages, or liabilities arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such registration, qualification, or compliance, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance; and the Company shall pay as incurred to the Holders, each such underwriter, and each Person who controls the Holders or underwriter, any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the indemnity contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld, conditioned or delayed); and provided, further, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based upon any violation by such Holder of the obligations set forth in Section 2.4 hereof or any untrue statement or omission contained in such prospectus or other document based upon written information furnished to the Company by the Holders, such underwriter, or such controlling Person and stated to be for use therein.

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(b) To the fullest extent permitted by law, each Holder (severally and not jointly) shall, if Registrable Securities held by such Holder are included for sale in the registration and related qualification and compliance effected pursuant to this Agreement, indemnify the Company, each of its directors, each officer of the Company who signs the applicable Registration Statement, each legal counsel and each underwriter of the Company’s securities covered by any such Registration Statement, and each Person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based upon (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, or related document, or (ii) any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by such Holder of Section 2.4 hereof, the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law applicable to such Holder and relating to action or inaction required of such Holder in connection with any such registration and related qualification and compliance, and shall pay as incurred to such persons, any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case only to the extent that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in (and such violation pertains to) such Registration Statement or related document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the indemnity contained in this Section 2.6(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability, or action if settlement is effected without the consent of such Holder (which consent shall not unreasonably be withheld, conditioned or delayed); provided, further, that such Holder’s liability under this Section 2.6(b) (when combined with any amounts such Holder is liable for under Section 2.6(d)) shall not exceed such Holder’s net proceeds from the offering of securities made in connection with such registration.

(c) Promptly after receipt by an indemnified party under this Section 2.6 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 2.6, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld, conditioned or delayed; provided, further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Holders in conducting the defense of such action, suit, or proceeding by reason of recognized claims for indemnity under this Section 2.6, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action shall not affect the indemnification provided hereunder except to the extent the indemnifying party shall have been actually materially prejudiced as a result of such failure. The indemnified party shall deliver to the indemnifying party, promptly after the indemnified party’s receipt thereof, copies of all notices and documents (including court filings and related papers) received by the indemnified party relating to the claim.

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(d) If the indemnification provided for in this Section 2.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. In no event, however, shall (i) any amount due for contribution hereunder be in excess of the amount that would otherwise be due under Section 2.6(a) or Section 2.6(b), as applicable, based on the limitations of such provisions and (ii) a Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) be entitled to contribution from a Person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company and the Holders under this Section 2.6 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement or otherwise. The indemnity and contribution agreements contained in this Section 2.6 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

2.7. Information. The Holders shall furnish to the Company such information regarding the Holders, their respective Registrable Securities and the distribution proposed by the Holders, as well as updates to any of such information, as the Company may reasonably request and as shall be reasonably required in connection with any registration referred to in this Agreement. The Holders agree to, as promptly as reasonably practicable (and in any event prior to any sales made pursuant to a prospectus or at the written request of the Company), furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by the Holders not misleading. The Holders agree to keep confidential the receipt of any notice, communication or document received pursuant to this Agreement (including, without limitation, any notice pursuant to Section 2.3(d)(v)) and the contents thereof, except as required pursuant to applicable law. Moreover, and without limiting the generality of the immediately preceding sentence, each Holder hereby acknowledges and agrees that any notice, communication or document received pursuant to this Agreement may constitute or contain material, non-public information under applicable securities laws, and that, if any notice, communication or document received by any Holder pursuant to this Agreement constitutes or contains material, non-public information with respect to the Company, such Holder is prohibited under applicable securities laws from disclosing to any person such material, non-public information and from trading in any securities of the Company for so long as such notice, communication or document or the contents thereof continue to be material, non-public information. Holder hereby agrees not to disclose any material, non-public information with respect to the Company and not to trade in any securities of the Company while in possession of material, non-public information with respect to the Company. Notwithstanding anything to the contrary herein, the Company shall be under no obligation to name a Holder in any Registration Statement or in any related prospectus or prospectus supplement if such Holder has not provided the information required by this Section 2.7 with respect to such Holder as a selling securityholder in such Registration Statement or any related prospectus or prospectus supplement.

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2.8. Rule 144 Requirements. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit the Holders to sell Registrable Securities to the public without registration, the Company agrees to use reasonable best efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 at all times after the date hereof;

(b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c) prior to the filing of the Registration Statement or any amendment thereto (whether pre-effective or post-effective), and prior to the filing of any prospectus or prospectus supplement related thereto, to provide the Holders with copies of all of the pages thereof (if any) that reference the Holders; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested by a Holder in availing itself of any rule or regulation of the Commission which permits a Holder to sell any such securities without registration.

Section 3.

Miscellaneous

3.1. Amendment. The terms and provisions of this Agreement may be modified, amended or terminated, and any of the provisions hereof may be waived, temporarily or permanently, pursuant to a writing executed by a duly authorized representative of the Company and Holders holding a majority of the then outstanding Registrable Securities; provided that this Agreement may not be modified or amended, and no provision hereof may be waived, in any way that would adversely affect the rights of any Holder(s) hereunder in a manner disproportionate to any adverse effect such modification, amendment or waiver would have on the rights of all Holders as a whole, without also the prior written consent of such Holders that are so disproportionately adversely affected.

3.2. Injunctive Relief. It is hereby agreed and acknowledged that it shall be impossible to measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved Person shall be irreparably damaged and shall not have an adequate remedy at law. Any such Person shall, therefore, be entitled (in addition to any other remedy to which it may be entitled in law or in equity) to injunctive relief, including, without limitation, specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

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3.3. Notices. All notices required or permitted under this Agreement must be in writing and sent to the address or facsimile number identified below. Notices must be given: (a) by personal delivery, with receipt acknowledged; (b) by electronic mail followed by hard copy delivered by the methods under clause (a), (c) or (d); (c) by prepaid certified or registered mail, return receipt requested; or (d) by prepaid reputable overnight delivery service. Notices shall be effective upon receipt. Either party may change its notice address by providing the other party written notice of such change. Notices shall be delivered as follows:

If to the Holders:	At such Holder’s address or email address as set forth on such Holder’s counterpart signature page

with a copy to:	DLA Piper LLP 3203 Hanover St., Suite 100 Palo Alto, CA 94304 Attention: Curtis L. Mo E-mail: curtis.mo@us.dlapiper.com

If to the Company:	Bitmine Immersion Technologies, Inc. 10845 Griffith Peak Dr. #2 Las Vegas, NV 89135 Attention: Chi Tsang, Chief Executive Officer E-mail: [***]

with a copy to:	Winston & Strawn LLP 800 Capitol St., Suite 2400 Houston, TX 77002 Attention: Michael J. Blankenship E-mail: mblankenship@winston.com

3.4. Governing Law; Jurisdiction; Venue; Jury Trial.

(a) This Agreement shall be governed by, and construed in accordance with, the law of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

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(b) Each of the Company and the Holders irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Delaware or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement and the transactions contemplated herein, or for recognition or enforcement of any judgment, and each of the Company and the Holders irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such courts. Each of the Company and the Holders hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Each of the Company and the Holders irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement and the transactions contemplated herein in any court referred to in Section 3.4(b) hereof. Each of the Company and the Holders hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) EACH OF THE COMPANY AND THE HOLDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE COMPANY AND THE HOLDERS (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT EACH OF THE COMPANY AND THE HOLDERS HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

3.5. Successors, Assigns and Transferees. Any and all rights, duties and obligations hereunder shall not be assigned, transferred, delegated or sublicensed by any party hereto without the prior written consent of the other party; provided, however, that the Holders shall be entitled to transfer Registrable Securities to one or more of their affiliates and, solely in connection therewith, may assign their rights hereunder in respect of such transferred Registrable Securities, in each case, without the prior consent of the Company so long as such Holder is not relieved of any liability or obligations hereunder. Any transfer or assignment made other than as provided in the first sentence of this Section 3.5 shall be null and void. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

3.6. Entire Agreement. This Agreement, together with any exhibits hereto and the SPA, constitute the entire agreement between the parties relating to the subject matter hereof and all previous agreements or arrangements between the parties, written or oral, relating to the subject matter hereof are superseded.

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3.7. Waiver. No failure on the part of either party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of either party hereto in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver thereof; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.

3.8. Severability. If any part of this Agreement is declared invalid or unenforceable by any court of competent jurisdiction, such declaration shall not affect the remainder of the Agreement and the invalidated provision shall be revised in a manner that shall render such provision valid while preserving the parties’ original intent to the maximum extent possible.

3.9. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

3.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties that execute such counterparts (including by facsimile or other electronic means), and all of which together shall constitute one instrument.

3.11. Term and Termination. The Holders’ rights to registration of the Registrable Securities under this Agreement, as well as the obligations hereunder of the Company and the Holders other than pursuant to Section 2.6 hereof, shall terminate automatically once all Registrable Securities cease to be Registrable Securities pursuant to the terms of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has executed this Registration Rights Agreement effective as of the day, month and year first above written.

BITMINE IMMERSION TECHNOLOGIES, inc.

By:	/s/ Chi Tsang
Name:	Chi Tsang
Title:	Chief Executive Officer

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IN WITNESS WHEREOF, the undersigned Holder is executing this Registration Rights Agreement effective as of the date set forth below, whereupon the undersigned Holder shall become a party to this Registration Rights Agreement as a “Holder” from and after such date, if, but only if, as of the date of this Agreement (which, for clarity, is the date first above written in this Agreement) the undersigned Holder becomes or has become entitled to Registrable Securities pursuant to, and in accordance with, the SPA.

HOLDER:

[***]

Address:	[***]
Email:	[***]
Date: March 24, 2026